UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		December 7, 2020
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A Common Stock	MA	New York Stock Exchange
1.100% Notes due 2022	MA22	New York Stock Exchange
2.100% Notes due 2027	MA27	New York Stock Exchange
2.500% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As disclosed in our Form 8-K filed on February 25, 2020, Ajay Banga, age 61, the Chief Executive Officer of Mastercard Incorporated (“Mastercard” or the “Company”), will transition from his current role to the role of the Executive Chairman of the Board of Directors of Mastercard (the “Board”) and Michael Miebach, age 53, the President and CEO-elect, will become the President & Chief Executive Officer of Mastercard and a member of the Board, each effective January 1, 2021. As the Executive Chairman, Mr. Banga will lead the Board, including managing and presiding at Board and shareholder meetings and ensuring the Board oversees key developments and issues critical to the Company. Mr. Banga will also serve as an advisor to Mr. Miebach, and continue to maintain key relationships with external stakeholders such as clients and regulators. Merit Janow, a current independent director, will assume the role of lead independent director at that time as well. The Board adopted this transitional leadership structure to ensure a successful segue in leadership. At an appropriate time, we expect to return to our original structure of having a separate independent Board Chair and CEO.
On December 7, 2020, the Board approved certain changes to the compensation of Mr. Miebach in connection with his transition to his new role as the President & Chief Executive Officer. Effective January 1, 2021, Mr. Miebach will be provided with an increase in his annual base salary to $1,000,000 and an increase in his annual bonus opportunity to 200% of his annual base salary, and he will be eligible to receive equity awards under Mastercard’s Amended and Restated 2006 Long Term Incentive Plan (the “LTIP”).
The Board also approved the compensation arrangements of Mr. Banga in his new role as the Executive Chairman of the Board. Effective January 1, 2021, Mr. Banga will no longer be eligible to receive an annual bonus, but his annual base salary will remain the same and he will continue to be eligible to receive equity awards under the LTIP.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	December 7, 2020	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

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